(CENTERPOINT ENERGY LOGO)                    For more information contact
                                             MEDIA:
                                             LETICIA LOWE
                                             Phone    713.207.7702
                                             INVESTORS:
                                             MARIANNE PAULSEN
                                             Phone    713.207.6500

FOR IMMEDIATE RELEASE                                               Page 1 of 5
--------------------------------------------------------------------------------

                  CENTERPOINT ENERGY REPORTS FOURTH QUARTER AND
                             FULL YEAR 2005 EARNINGS

           HOUSTON, TX - FEBRUARY 28, 2006 - CenterPoint Energy, Inc. (NYSE:
CNP) today reported net income of $81 million, or $0.25 per diluted share, for the fourth quarter of 2005 compared to $100 million, or $0.29 per diluted share for the same period of 2004. For the year 2005, the company recorded net income of $252 million, or $0.75 per diluted share, compared to a net loss of $905 million, or $2.48 per diluted share, for 2004.

         Net income for 2004 included a $977 million extraordinary loss from the write-down of generation-related regulatory assets as a result of actions taken by the Texas Public Utility Commission (PUC), $83 million of this amount was recorded in the fourth quarter. Net income for 2004 also included a $133 million overall loss from discontinued operations, although there was a $21 million gain from discontinued operations recorded in the fourth quarter of 2004. Net income for 2005 included a $30 million positive adjustment to the 2004 write-down of generation-related regulatory assets, and a $3 million loss from discontinued operations.

         Income from continuing operations before extraordinary item for the fourth quarter of 2005 was $81 million, or $0.25 per diluted share, compared to $162 million, or $0.46 per diluted share, for the fourth quarter of 2004. Income from continuing operations before extraordinary item for the year 2005 was $225 million, or $0.67 per diluted share, compared to $205 million, or $0.61 per diluted share, for 2004. As a result of actions taken by the PUC, in the fourth quarter of 2004 the company recorded pre-tax income of $226 million related to interest on the company's authorized true-up balance. Of this amount, $131 million related to 2004 ($36 million related to the fourth quarter of 2004) and $95 million related to periods prior to 2004.

          "I am very pleased with our overall progress and accomplishments in 2005," said David M. McClanahan, president and chief executive officer of CenterPoint Energy. "2005 was a year of significant milestones for our company, marking the end to our transition. We completed the sale of our power generation business and began to recover our authorized true-up balance through the implementation of a competition transition charge and the issuance of $1.85 billion of transition bonds. We repaid our high-cost $1.31 billion term loan, reduced other debt and restructured our credit facilities to reduce interest costs, extend maturities and improve terms. Now that our transition is behind us, we look forward to further improving our operating performance while we explore opportunities to grow in a disciplined manner."

                                     -more-

(CENTERPOINT ENERGY LOGO)                    For more information contact
                                             MEDIA:
                                             LETICIA LOWE
                                             Phone    713.207.7702
                                             INVESTORS:
                                             MARIANNE PAULSEN
                                             Phone    713.207.6500

FOR IMMEDIATE RELEASE                                               Page 2 of 5
--------------------------------------------------------------------------------

OPERATING INCOME BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

         The electric transmission & distribution segment generated operating income of $102 million in the fourth quarter of 2005, consisting of $90 million for the regulated electric transmission & distribution utility (TDU) and $12 million for the transition bond companies, which is an amount sufficient to pay interest on the transition bonds. Operating income for the fourth quarter of 2004 totaled $104 million, consisting of $95 million for the TDU and $9 million for the transition bond company.

         Revenues increased in the fourth quarter of 2005 primarily due to continued customer growth with the addition of over 60,000 metered customers since December 2004, increased customer usage and the implementation of a competition transition charge (CTC) in September 2005. Operating expenses increased primarily due to higher transmission costs, labor and benefit-related expenses, tree trimming expenses, and increased franchise fees paid to the City of Houston under a new 30-year franchise agreement.

          Operating income for the year 2005 was $487 million, consisting of $448 million for the TDU and $39 million for the transition bond companies. Operating income for 2004 totaled $494 million, consisting of $441 million for the TDU, $38 million for the transition bond company, and a $15 million reversal of a reserve related to the final fuel reconciliation of the former integrated utility recorded in the fourth quarter of 2004.

         For the year 2005, revenues increased primarily due to continued customer growth, increased customer usage driven by warmer weather, higher transmission cost recovery and implementation of the CTC. Operating expenses increased primarily due to higher transmission costs, labor and benefit-related expenses, tree trimming expenses, depreciation and amortization, and the increased franchise fees paid to the City of Houston. Operating expenses for 2004 reflected an $11 million credit from a land sale.

NATURAL GAS DISTRIBUTION

         Beginning with the fourth quarter of 2005, the natural gas distribution segment excludes the company's non-rate regulated natural gas sales and services business, which is now reported as a separate segment, "competitive natural gas sales and services". All prior period segment information has been reclassified to conform to the 2005 presentation.


                                     -more-

(CENTERPOINT ENERGY LOGO)                    For more information contact
                                             MEDIA:
                                             LETICIA LOWE
                                             Phone    713.207.7702
                                             INVESTORS:
                                             MARIANNE PAULSEN
                                             Phone    713.207.6500

FOR IMMEDIATE RELEASE                                               Page 3 of 5
--------------------------------------------------------------------------------

         The natural gas distribution segment reported operating income of $59 million for the fourth quarter of 2005, compared to $69 million for the same period of 2004. Higher margins from the addition of nearly 44,000 customers since December 2004 were more than offset by increased litigation reserves and increased bad debt expense associated with higher natural gas prices.

         Operating income for the year 2005 was $175 million compared to $178 million for 2004. The benefits from rate increases and customer growth were more than offset by reduced customer usage, increased bad debt expense and litigation reserves, and higher depreciation. In 2004, operating expenses reflected severance and associated benefit-related expenses due to an organizational restructuring.

COMPETITIVE NATURAL GAS SALES AND SERVICES

         The competitive natural gas sales and services business is engaged in the sale of natural gas and related services primarily to commercial and industrial customers and electric and gas utility companies.

         This segment reported operating income of $30 million for the fourth quarter of 2005, compared to $16 million for the same period of 2004. The increase was primarily attributable to higher sales to utilities and favorable basis differentials across the pipeline capacity that the company controls.

         Operating income for the year 2005 was $60 million compared to $44 million for 2004. The increase was primarily attributable to the same items noted above. Partially offsetting the margin increase were the effects of mark-to-market accounting related to non-trading financial derivatives used to lock in economic margins of certain forward gas sales, as well as increased employee-related and bad debt expenses.

PIPELINES AND FIELD SERVICES

         The pipelines and field services segment reported operating income of $67 million for the fourth quarter of 2005 compared to $57 million for the same period of 2004. Within this segment, the pipeline business achieved higher operating income ($46 million vs. $42 million) driven by increased demand for transportation resulting from basis differentials across the system and higher demand for ancillary services. The field services business achieved higher operating income ($21 million vs. $15 million) driven by increased throughput and demand, increased gas gathering and ancillary services, and higher commodity prices.

                                     -more-

(CENTERPOINT ENERGY LOGO)                    For more information contact
                                             MEDIA:
                                             LETICIA LOWE
                                             Phone    713.207.7702
                                             INVESTORS:
                                             MARIANNE PAULSEN
                                             Phone    713.207.6500

FOR IMMEDIATE RELEASE                                               Page 4 of 5
--------------------------------------------------------------------------------

         Operating income for the year 2005 was $235 million compared to $180 million for 2004. Operating income for the pipeline business for 2005 was $165 million compared to $129 million for 2004. The field services business recorded operating income of $70 million for 2005 compared to $51 million for 2004. The improvements in operating income for the year resulted primarily from the same items noted for the quarter.

OTHER OPERATIONS

         The company's other operations reported an operating loss of $6 million for the fourth quarter of 2005 compared to a loss of $15 million for the same period of 2004. The operating loss for the year 2005 was $18 million compared to a loss of $32 million for 2004.

OTHER 2005 EVENTS

Additional significant events for CenterPoint Energy during 2005 included:

o completion of the sale of the company's generation assets; proceeds of $2.231 billion and $700 million were received in 2004 and 2005, respectively;

o issuance of over $1.85 billion in transition bonds to recover a portion of the company's authorized true-up balance;

o implementation of a CTC to begin recovering the remaining authorized true-up balance of $596 million over 14 years, plus interest;

o contribution of $75 million to the pension plan in 2005 following a $476 million pension plan contribution in 2004; and

o completion of an exchange offer for $572 million of the company's 3.75 percent convertible senior notes.

DIVIDEND DECLARATION

         On January 26, 2006, CenterPoint Energy's board of directors declared a regular quarterly cash dividend of $0.15 per share of common stock payable on March 10, 2006, to shareholders of record as of the close of business on February 16, 2006. In declaring this dividend, the board of directors indicated its intent to return to the company's traditional practice of paying consistent quarterly dividends. An annualized dividend based on a $0.15 per common share quarterly dividend represents a 50 percent increase over the $0.40 per common share in total dividends paid by the company in 2005.

                                     -more-

(CENTERPOINT ENERGY LOGO)                    For more information contact
                                             MEDIA:
                                             LETICIA LOWE
                                             Phone    713.207.7702
                                             INVESTORS:
                                             MARIANNE PAULSEN
                                             Phone    713.207.6500

FOR IMMEDIATE RELEASE                                               Page 5 of 5
--------------------------------------------------------------------------------

OUTLOOK FOR 2006

         CenterPoint Energy expects diluted earnings per share for 2006 to be in the range of $0.90 to $1.00. This guidance excludes any impacts related to the company's Zero-Premium Exchangeable Subordinated Notes (ZENS) and associated federal income tax consequences due to the uncertainties associated with the resolution of the ongoing dispute with the Internal Revenue Service. This guidance takes into consideration various economic and operational assumptions related to the business segments in which it operates. In particular, the company has made certain assumptions regarding the impact to earnings of various regulatory proceedings but cannot predict the ultimate outcome of any of those proceedings. In providing this guidance, the company has not projected the impact of any potential changes in accounting standards, any impact from acquisitions or divestitures, or the outcome of pending legal proceedings related to the company's true up appeal.

WEBCAST OF EARNINGS CONFERENCE CALL

         CenterPoint Energy's management will host an earnings conference call on Tuesday, February 28, 2006, at 10:30 a.m. Central time or 11:30 a.m. Eastern time. Interested parties may listen to a live, audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the web site for at least one year.

         CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution and sales, and interstate pipeline and gathering operations. The company serves nearly five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total approximately $17 billion. With approximately 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.

         This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of appeals from the true-up proceedings, the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in CenterPoint Energy's or its subsidiaries' business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages and other factors discussed in CenterPoint Energy's and its subsidiaries' Form 10-Ks for the period ended December 31, 2004, Form 10-Qs for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, and other filings with the Securities and Exchange Commission.
                                     - ### -

                    CenterPoint Energy, Inc. and Subsidiaries
                      Statements of Consolidated Operations
                              (Millions of Dollars)
                                   (Unaudited)


                                                               Quarter Ended December 31,        Twelve Months Ended December 31,
                                                           --------------------------------      --------------------------------
                                                               2004               2005               2004               2005
                                                           -------------      -------------      -------------      -------------
Revenues:
  Electric Transmission & Distribution                     $         368      $         401      $       1,521      $       1,644
  Natural Gas Distribution                                         1,184              1,441              3,579              3,846
  Competitive Natural Gas Sales and Services                         873              1,346              2,848              4,129
  Pipelines and Field Services                                       127                131                451                493
  Other Operations                                                     -                  4                  8                 19
  Eliminations                                                      (115)              (111)              (408)              (409)
                                                           -------------      -------------      -------------      -------------
     Total                                                         2,437              3,212              7,999              9,722
                                                           -------------      -------------      -------------      -------------

Expenses:
  Natural gas                                                      1,647              2,348              5,013              6,509
  Operation and maintenance                                          345                384              1,277              1,358
  Depreciation and amortization                                      128                130                490                541
  Taxes other than income taxes                                       86                 98                355                375
                                                           -------------      -------------      -------------      -------------
    Total                                                          2,206              2,960              7,135              8,783
                                                           -------------      -------------      -------------      -------------
Operating Income                                                     231                252                864                939
                                                           -------------      -------------      -------------      -------------

Other Income (Expense):
  Gain (loss) on Time Warner investment                               71                (15)                31                (44)
  Gain (loss) on indexed debt securities                             (63)                15                (20)                49
  Interest and other finance charges                                (185)              (149)              (739)              (670)
  Interest on transition bonds                                        (9)               (13)               (38)               (40)
  Return on true-up balance                                          226                 17                226                121
  Other - net                                                          5                  5                 20                 23
                                                           -------------      -------------      -------------      -------------
    Total                                                             45               (140)              (520)              (561)
                                                           -------------      -------------      -------------      -------------

Income from Continuing Operations Before
  Income Taxes and Extraordinary Item                                276                112                344                378

Income Tax Expense                                                  (114)               (31)              (139)              (153)
                                                           -------------      -------------      -------------      -------------

Income from Continuing Operations Before
  Extraordinary Item                                                 162                 81                205                225
                                                           -------------      -------------      -------------      -------------

Discontinued Operations:
  Income from Texas Genco, net of tax                                 53                  -                294                 11
  Minority Interest related to Texas Genco, net of tax               (12)                 -                (61)                 -
  Loss on Disposal of Texas Genco, net of tax                        (20)                 -               (366)               (14)
                                                           -------------      -------------      -------------      -------------
    Total                                                             21                  -               (133)                (3)
                                                           -------------      -------------      -------------      -------------

Income Before Extraordinary Item                                     183                 81                 72                222
                                                           -------------      -------------      -------------      -------------

Extraordinary Item, net of tax                                       (83)                 -               (977)                30

                                                           -------------      -------------      -------------      -------------
Net Income (Loss)                                          $         100      $          81      $        (905)     $         252
                                                           =============      =============      =============      =============


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
            Selected Data From Statements of Consolidated Operations (Millions of Dollars, Except Share and Per Share Amounts)
                                   (Unaudited)


                                                               Quarter Ended                Twelve Months Ended
                                                                December 31,                   December 31,
                                                        --------------------------      --------------------------
                                                           2004            2005            2004            2005
                                                        ----------      ----------      ----------      ----------
Basic Earnings (Loss) Per Common Share:
  Income from Continuing Operations                     $     0.53      $     0.26      $     0.67      $     0.72
  Income (Loss) from Discontinued Operations                  0.07               -           (0.43)          (0.01)
  Extraordinary Item, net of tax                             (0.27)              -           (3.18)           0.10
                                                        ----------      ----------      ----------      ----------
  Net Income (Loss)                                     $     0.33      $     0.26      $    (2.94)     $     0.81
                                                        ==========      ==========      ==========      ==========

Diluted Earnings (Loss) Per Common Share:
  Income from Continuing Operations                     $     0.46      $     0.25      $     0.61      $     0.67
  Income (Loss) from Discontinued Operations                  0.06               -           (0.37)          (0.01)
  Extraordinary Item, net of tax                             (0.23)              -           (2.72)           0.09
                                                        ----------      ----------      ----------      ----------
  Net Income (Loss)                                     $     0.29      $     0.25      $    (2.48)     $     0.75
                                                        ==========      ==========      ==========      ==========

Dividends Declared per Common Share                     $     0.10      $     0.06      $     0.40      $     0.40

  Weighted Average Common Shares Outstanding (000):
  - Basic                                                  307,876         310,147         307,185         309,349
  - Diluted                                                360,205         320,351         359,506         346,028


OPERATING INCOME (LOSS) BY SEGMENT

 Electric Transmission & Distribution:
  Transmission & Distribution Operations                $       95      $       90      $      456      $      448
  Transition Bond Companies                                      9              12              38              39
                                                        ----------      ----------      ----------      ----------
    Total Electric Transmission & Distribution                 104             102             494             487
 Natural Gas Distribution                                       69              59             178             175
 Competitive Natural Gas Sales and Services                     16              30              44              60
 Pipelines and Field Services                                   57              67             180             235
 Other Operations                                              (15)             (6)            (32)            (18)
                                                        ----------      ----------      ----------      ----------

 Total                                                  $      231      $      252      $      864      $      939
                                                        ==========      ==========      ==========      ==========




     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                  ELECTRIC TRANSMISSION & DISTRIBUTION
                                                  --------------------------------------------------------------------
                                                   Quarter Ended                    Twelve Months Ended
                                                    December 31,                         December 31,
                                                  ----------------    % Diff       ----------------------     % Diff
                                                   2004     2005    Fav/(Unfav)      2004        2005      Fav/(Unfav)
                                                  -------  -------  -----------    ----------  ----------  -----------
RESULTS OF OPERATIONS:
Revenues:
  Electric transmission and distribution utility  $   347  $   374            8%   $    1,446  $    1,538            6%
  Transition bond companies                            21       27           29%           75         106           41%
                                                  -------  -------                 ----------  ----------
    Total                                             368      401            9%        1,521       1,644            8%
                                                  -------  -------                 ----------  ----------

Expenses:
  Operation and maintenance                           145      172          (19%)         539         618          (15%)
  Depreciation and amortization                        62       61            2%          248         258           (4%)
  Taxes other than income taxes                        45       51          (13%)         203         214           (5%)
  Transition bond companies                            12       15          (25%)          37          67          (81%)
                                                  -------  -------                 ----------  ----------
    Total                                             264      299          (13%)       1,027       1,157          (13%)
                                                  -------  -------                 ----------  ----------
Operating Income - Electric transmission
  and distribution utility                             95       90           (5%)         456         448           (2%)
Operating Income - Transition bond companies            9       12           33%           38          39            3%
                                                  -------  -------                 ----------  ----------
    Total Segment Operating Income                $   104  $   102           (2%)  $      494  $      487           (1%)
                                                  =======  =======                 ==========  ==========



ELECTRIC TRANSMISSION & DISTRIBUTION      Quarter Ended                              Twelve Months Ended
OPERATING DATA:                            December 31,                                 December 31,
                                      -----------------------                    -------------------------
                                         2004         2005                          2004           2005
                                      ----------   ----------                    ----------     ----------
ACTUAL MWH DELIVERED
  Residential                          5,033,574    5,317,080             6%     23,747,996     24,923,995             5%
  Total                               16,997,828   17,055,414             -      73,631,547     74,189,448             1%

WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
  Cooling degree days                        146%         128%          (18%)           107%           112%            5%
  Heating degree days                         75%          91%           16%             82%            82%            -


AVERAGE NUMBER OF METERED CUSTOMERS:
  Residential                          1,656,281    1,704,690             3%      1,639,488      1,683,100             3%
  Total                                1,881,761    1,936,685             3%      1,862,853      1,912,346             3%



                                                                          NATURAL GAS DISTRIBUTION
                                          ------------------------------------------------------------------------------
                                               Quarter Ended                         Twelve Months Ended
                                                December 31,                            December 31,
                                          -----------------------     % Diff       -----------------------     % Diff
                                             2004         2005      Fav/(Unfav)       2004         2005      Fav/(Unfav)
                                          ----------   ----------   -----------    ----------   ----------   -----------
RESULTS OF OPERATIONS:
Revenues                                  $    1,184   $    1,441            22%   $    3,579   $    3,846             7%
                                          ----------   ----------                  ----------   ----------
Expenses:
  Natural gas                                    904        1,148           (27%)       2,596        2,841            (9%)
  Operation and maintenance                      143          158           (10%)         544          551            (1%)
  Depreciation and amortization                   36           37            (3%)         141          152            (8%)
  Taxes other than income taxes                   32           39           (22%)         120          127            (6%)
                                          ----------   ----------                  ----------   ----------
    Total                                      1,115        1,382           (24%)       3,401        3,671            (8%)
                                          ----------   ----------                  ----------   ----------
Operating Income                          $       69   $       59           (14%)  $      178   $      175            (2%)
                                          ==========   ==========                  ==========   ==========

NATURAL GAS DISTRIBUTION OPERATING DATA:
THROUGHPUT DATA IN BCF
  Residential                                     55           53            (4%)         175          160            (9%)
  Commercial and Industrial                       65           57           (12%)         237          215            (9%)
                                          ----------   ----------                  ----------   ----------
    Total Throughput                             120          110            (8%)         412          375            (9%)
                                          ==========   ==========                  ==========   ==========


WEATHER (AVERAGE FOR SERVICE AREA)
Percentage of normal:
  Heating degree days                             88%          94%            6%           92%          91%           (1%)


AVERAGE NUMBER OF CUSTOMERS:
  Residential                              2,817,670    2,855,670             1%    2,798,210    2,838,357             1%
  Commercial and Industrial                  246,581      245,925             -       246,068      246,372             -
                                          ----------   ----------                  ----------   ----------
    Total                                  3,064,251    3,101,595             1%    3,044,278    3,084,729             1%
                                          ==========   ==========                  ==========   ==========

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                             COMPETITIVE NATURAL GAS SALES AND SERVICES
                                                              ----------------------------------------------------------------------
                                                                Quarter Ended                   Twelve Months Ended
                                                                  December 31,                      December 31,
                                                              ------------------       % Diff    -------------------        % Diff
                                                               2004         2005     Fav/(Unfav)   2004      2005        Fav/(Unfav)
                                                              -------     ------     ----------- -------    --------     -----------
RESULTS OF OPERATIONS:
Revenues                                                       $  873     $1,346         54%      $2,848     $4,129         45%
                                                               ------     ------                  ------     ------
Expenses:
        Natural gas                                               849      1,305        (54%)      2,778      4,033        (45%)
        Operation and maintenance                                   7          9        (29%)         22         30        (36%)
        Depreciation and amortization                               1          1         --            2          2         --
        Taxes other than income taxes                              --          1         --            2          4       (100%)
                                                               ------     ------                  ------     ------
               Total                                              857      1,316        (54%)      2,804      4,069        (45%)
                                                               ------     ------                  ------     ------
Operating Income                                               $   16     $   30         88%      $   44     $   60         36%
                                                               ======     ======                  ======     ======

COMPETITIVE NATURAL GAS SALES AND SERVICES OPERATING DATA:
THROUGHPUT DATA IN BCF
        Wholesale - third parties                                  71         69         (3%)        228        304         33%
        Wholesale - affiliates                                      9          4        (56%)         35         27        (23%)
        Retail                                                     41         44          7%         141        156         11%
        Pipeline                                                   19         10        (47%)         76         51        (33%)
                                                               ------     ------                  ------     ------
               Total Throughput                                   140        127         (9%)        480        538         12%
                                                               ======     ======                  ======     ======

AVERAGE NUMBER OF CUSTOMERS:
        Wholesale                                                 102        121         19%          97        138         42%
        Retail                                                  6,003      6,616         10%       5,976      6,328          6%
        Pipeline                                                  169        135        (20%)        172        142        (17%)
                                                               ------     ------                  ------     ------
               Total                                            6,274      6,872         10%       6,245      6,608          6%
                                                               ======     ======                  ======     ======

                                                                                PIPELINES AND FIELD SERVICES
                                                          -------------------------------------------------------------------------
                                                               Quarter Ended                     Twelve Months Ended
                                                                December 31,                          December 31,
                                                          --------------------      % Diff       --------------------     % Diff
                                                           2004          2005    Fav/(Unfav)      2004         2005     Fav/(Unfav)
                                                          -------      -------   -----------     -------      -------   ----------
RESULTS OF OPERATIONS:
Revenues                                                  $   127      $   131           3%      $   451      $   493            9%
                                                          -------      -------                   -------      -------
Expenses:
        Natural gas                                            13            5          62%           46           30           35%
        Operation and maintenance                              42           43          (2%)         164          164           --
        Depreciation and amortization                          11           11          --            44           45           (2%)
        Taxes other than income taxes                           4            5         (25%)          17           19          (12%)
                                                          -------      -------                   -------      -------
               Total                                           70           64           9%          271          258            5%
                                                          -------      -------                   -------      -------
Operating Income                                          $    57      $    67          18%      $   180      $   235           31%
                                                          =======      =======                   =======      =======


PIPELINES AND GATHERING OPERATING DATA:
THROUGHPUT DATA IN BCF
        Natural Gas Sales                                       3            2         (33%)          11            6          (45%)
        Transportation                                        201          214           6%          859          914            6%
        Gathering                                              88           91           3%          321          353           10%
        Elimination                                            (2)          --          --            (7)          (4)          43%
                                                          -------      -------                   -------      -------
               Total Throughput                               290          307           6%        1,184        1,269            7%
                                                          =======      =======                   =======      =======


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                  OTHER OPERATIONS
                                   -------------------------------------------------------------------------------
                                      Quarter Ended                           Twelve Months Ended
                                       December 31,                               December 31,
                                   ----------------------        % Diff      ----------------------      % Diff
                                    2004           2005       Fav/(Unfav)      2004         2005       Fav/(Unfav)
                                   --------      --------     -----------    --------      --------    -----------
RESULTS OF OPERATIONS:
Revenues                           $     --      $      4            --      $      8      $     19           138%
Expenses                                 15            10            33%           40            37             8%
                                   --------      --------                    --------      --------
Operating Loss                     $    (15)     $     (6)           60%     $    (32)     $    (18)           44%
                                   ========      ========                    ========      ========


                         Capital Expenditures by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                    Quarter Ended            Twelve Months Ended
                                                                     December 31,              December 31,
                                                                 ---------------------     ---------------------
                                                                   2004         2005        2004          2005
                                                                 --------     --------     --------     --------
CAPITAL EXPENDITURES BY SEGMENT
        Electric Transmission & Distribution                     $     62     $     82     $    235     $    281
        Natural Gas Distribution                                       65           80          196          249
        Competitive Natural Gas Sales and Services                     --            8            1           12
        Pipelines and Field Services                                   35           48           73          156
        Other Operations                                                9            4           25           21
                                                                 --------     --------     --------     --------
               Total                                             $    171     $    222     $    530     $    719
                                                                 ========     ========     ========     ========


                             Interest Expense Detail
                              (Millions of Dollars)
                                   (Unaudited)

                                                                                    Quarter Ended             Twelve Months Ended
                                                                                      December 31,               December 31,
                                                                                 ----------------------      ----------------------
                                                                                   2004          2005          2004          2005
                                                                                 --------      --------      --------      --------
INTEREST EXPENSE DETAIL
        Amortization of Deferred Financing Cost                                  $     29      $     17      $     92      $     76
        Capitalization of Interest Cost                                                (1)           (1)           (4)           (4)
        Transition Bond Interest Expense                                                9            13            37            39
        Other Interest Expense                                                        157           133           652           599
                                                                                 --------      --------      --------      --------
               Total Interest Expense                                                 194           162           777           710
                                                                                 --------      --------      --------      --------

        Amortization of Deferred Financing Cost
               Reclassified to Discontinued Operations                                 16            --            19            --
        Other Interest Reclassified to Discontinued Operations                         18            --            53            --
                                                                                 --------      --------      --------      --------
               Total Interest Reclassified to Discontinued Operations (1)              34            --            72            --

        Interest Expense Incurred by Discontinued Operations                           --            --            --             1
                                                                                 --------      --------      --------      --------
               Total Expense in Discontinued Operations                                34            --            72             1
                                                                                 --------      --------      --------      --------

               Total Interest Expense Incurred                                   $    228      $    162      $    849      $    711
                                                                                 ========      ========      ========      ========

(1) In accordance with Emerging Issues Task Force Issue No. 87-24 "Allocation of Interest to Discontinued Operations", in 2004, we have reclassified interest to discontinued operations of Texas Genco based on net proceeds received from the sale of Texas Genco of $2.5 billion, and have applied the proceeds to the amount of debt assumed to be paid down in 2004 according to the terms of the respective credit facilities in effect for that period. In periods where only the term loan was assumed to be repaid, the actual interest paid was reclassified. In periods where a portion of the revolver was assumed to be repaid, the percentage of that portion of the revolver to the total outstanding balance was calculated, and that percentage was applied to the actual interest paid in those periods to compute the amount of interest reclassified.

Total interest expense was $228 million and $162 million for the three months ended December 31, 2004 and 2005, respectively, and $849 million and $711 million for the year ended December 31, 2004 and 2005, respectively. Interest expense of $34 million for the three months ended December 31, 2004, and $72 million for the year ended December 31, 2004, was reclassified to discontinued operations of Texas Genco.


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                              (Millions of Dollars)
                                   (Unaudited)


                                                                                                   December 31,     December 31,
                                                                                                       2004             2005
                                                                                                   ------------     ------------


                                                                  ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                                        $        165     $         74
  Other current assets                                                                                    2,092            2,817
  Current assets of discontinued operations                                                                 514               --
                                                                                                   ------------     ------------
      Total current assets                                                                                2,771            2,891
                                                                                                   ------------     ------------

PROPERTY, PLANT AND EQUIPMENT, NET                                                                        8,186            8,492
                                                                                                   ------------     ------------

OTHER ASSETS:
  Goodwill, net                                                                                           1,741            1,709
  Regulatory assets                                                                                       3,350            2,955
  Other non-current assets                                                                                  997            1,069
  Non-current assets of discontinued operations                                                           1,051               --
                                                                                                   ------------     ------------
      Total other assets                                                                                  7,139            5,733
                                                                                                   ------------     ------------
        TOTAL ASSETS                                                                               $     18,096     $     17,116
                                                                                                   ============     ============

                                                LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of transition bond long-term debt                                                $         47     $         73
  Current portion of other long-term debt                                                                 1,789              266
  Other current liabilities                                                                               2,836            2,651
  Current liabilities of discontinued operations                                                            449               --
                                                                                                   ------------     ------------
      Total current liabilities                                                                           5,121            2,990
                                                                                                   ------------     ------------

OTHER LIABILITIES:
  Accumulated deferred income taxes, net and investment tax credit                                        2,469            2,544
  Regulatory liabilities                                                                                  1,082              728
  Other non-current liabilities                                                                             705              990
  Non-current liabilities of discontinued operations                                                        420               --
                                                                                                   ------------     ------------
      Total other liabilities                                                                             4,676            4,262
                                                                                                   ------------     ------------

LONG-TERM DEBT:
  Transition bond                                                                                           629            2,407
  Other                                                                                                   6,564            6,161
                                                                                                   ------------     ------------
      Total long-term debt                                                                                7,193            8,568
                                                                                                   ------------     ------------

SHAREHOLDERS' EQUITY                                                                                      1,106            1,296
                                                                                                   ------------     ------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                   $     18,096     $     17,116
                                                                                                   ============     ============

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                 Condensed Statements of Consolidated Cash Flows
                              (Millions of Dollars)
                                   (Unaudited)



                                                                                            Twelve Months Ended December 31,
                                                                                            --------------------------------
                                                                                               2004                 2005
                                                                                            ------------      --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                                          $      (905)     $       252
  Discontinued operations, net of tax                                                                133                3
  Extraordinary item, net of tax                                                                     977              (30)
                                                                                             -----------      -----------
  Income from continuing operations                                                                  205              225
  Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
        Depreciation and amortization                                                                582              618
        Deferred income taxes and investment tax credit                                              258              224
        Changes in net regulatory assets and liabilities                                            (520)            (192)
        Changes in other assets and liabilities                                                     (164)            (795)
        Other, net                                                                                    20               18
                                                                                             -----------      -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES OF CONTINUING OPERATIONS                                   381               98

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES OF DISCONTINUED OPERATIONS                       355              (38)
                                                                                             -----------      -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                            736               60

NET CASH PROVIDED BY INVESTING ACTIVITIES                                                          1,466               20

NET CASH USED IN FINANCING ACTIVITIES                                                             (2,124)            (171)
                                                                                             -----------      -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  78              (91)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                                        87              165
                                                                                             -----------      -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                                     $       165      $        74
                                                                                             ===========      ===========

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.